Exhibit 10.5
 Revolving Credit Agreement with Citibank F.S.B. dated March 5, 2002


BUSINESS READY CREDIT sm AGREEMENT                       BUSINESS & PROFESSIONAL
                                                                  Maximum Credit
Name and Address of Borrower                                       $250,000.00
Worldwide Manufacturing USA, Inc.
398 Beach Road, 2nd Floor
Burlingame, CA  94010

In this Agreement, the words "You," "Your" and "Yours" mean the undersigned Borrower(s), jointly and severally if more than one. The words "We," "Us" and "Our" mean Citibank, F.S.B.

Using Your Business Ready Credit Account: We have agreed to make credit available to you through a Business Ready Credit Account ("Account"), which you can use for any legal business or professional purpose. You may borrow up to the maximum credit by using the checks we will furnish you. You may use these checks just as you would any regular checks. Limitations will apply on the amount and frequency of cash borrowed at an automated teller machine by using your Citicard. We may refuse to pay your check or make additional loans to you from your Account if you have reached your credit limit or upon any other reasonable circumstance, including without limitation a material adverse change in your financial condition, without incurring liability to you or others. You agree that we may impose our current charge for returning such checks. The first use of your Account (#601189352) while this Account remains open, from which all payments required to be made by this agreement, will be deducted.

Repayment Schedule: You agree to repay us your Business Ready Credit Loans plus interest and any other charges, as provided for in this agreement. Unless we cancel your right to obtain loans under this agreement, you will only have to pay accrued interest and charges (but not principal) each month. If we cancel your right to obtain loans under this agreement, you agree to repay the outstanding principal balance in twenty-four (24) equal consecutive monthly installments, together with accrued monthly interest and any other charges, beginning approximately thirty (30) days after cancellation. You agree that your monthly payment will be automatically deducted from the Citibank business checking account which you agree to maintain with us. We will send you monthly statements that will show transactions in your Account, your new balance, and the amount of your next payment and due date. You may make additional payments at any time by sending us a check to the address listed on your statement or by making payment transfers using your Citicard through our telephone customer service or at any Citicard Banking Center or branch.

Interest: You agree to pay monthly interest on the outstanding principal balance at an annual rate of Citibank, N.A. 's "base rate" as announced by Citibank, N.A. in New York from time to time plus 1.50%.



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We compute  interest this way: We start with the principal  balance on the first day of the billing cycle. Each day of that period we add any loans made and subtract any payments and other credits applied to principal. We will take the principal balance outstanding on each day of the billing cycle and multiply that amount by the daily periodic rate to arrive at a daily interest amount. Daily interest charges are totaled at the end of the billing cycle to arrive at the monthly interest charge.


Late Charges: If you do not pay the minimum payment within 15 days after the due date, you agree to pay a late charge of the lesser of 5% of the principal and interest past due, or $25.

Maximum Charges: We do not intend to charge, and you will not be required to pay, any interest or other fees or charges in excess of the maximum permitted by applicable law. Payments in excess of the maximum will be refunded to you or applied to unpaid principal.

Default:  You will be in default if any of the following should occur:

1. There are insufficient available funds in your checking account to make the minimum monthly payment when due, or you otherwise fail to make the proper payment when due, or otherwise fail to comply with the terms of this agreement;
2. Any other creditor tries by legal process to take money or other property of yours in our possession or under our control; 3. There is any seizure of, or a receiver is appointed for, any of your property, or any guarantor; 4. Any proceeding under any bankruptcy or insolvency law is commenced by or against you or any guarantor; 5. Any financial statement you give us is false or misleading in any way; 6. An individual borrower or any guarantor of this obligation shall either die or cease to be an officer, director or partner in your business; 7. Your business is sold or there is a cessation of your day-to-day operations; 8. There is a default in the terms or conditions of any other contract with us or our affiliates, or with any other financial institution; 9. Any required life insurance is canceled without our consent; 10. You fail, after demand, to provide us with your most recent federal tax return and that of any guarantor, and/or your most recent financial statement; 11. In our sole good faith opinion, there is a material adverse change in your financial condition, your business operations or the financial condition of any guarantor; 12. We, in good faith, believe that our security is impaired or our credit risk is increased; 13. You close your checking account with us; or 14. We close your checking account.

Upon default, we can, at our option, without further notice or demand, refuse to pay any outstanding checks and deny more credit to you under this agreement, and the outstanding Account balance shall, at our option, immediately become due and payable. After default, you agree to continue to pay interest at the rate you would be paying if you were not in default, until your Account is paid in full.

Annual Fee: You agree to pay an annual fee of $1,250. Payment of the annual fee is due upon the signing of this agreement and annually thereafter until your right to obtain loans is canceled, or the Account is closed. The annual fee may be deducted from your checking account. Failure to pay the annual fee when due shall result in the automatic cancellation of your right to obtain loans under this agreement.



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                               CONTINUING GUARANTY


To:  Citibank, F.S.B                                          Date:  03/05/02

1.  For and in consideration of any existing indebtedness to you of:
WORLDWIDE MANUFACTURING USA, INC.

(hereinafter called the "Borrower"), for the payment of which the undersigned is now obligated to you either as guarantor or otherwise, and/or to induce you, in your discretion, at any time(s) hereafter, to make any loan(s) or advance(s) or to extend credit or other accommodations in any manner to, or at the request or for the account of, the Borrower, either with or without security (all liabilities and obligations of the Borrower to you whether now or hereafter existing being hereinafter called the "Obligations"), the undersigned does hereby GUARANTEE to you the punctual payment and performance of each and all of the Obligations, together with any and all expenses which may be incurred by you in enforcing any rights hereunder.

2. It is understood and agreed that the undersigned guarantees that the Obligations will be paid and performed strictly in accordance with their terms and provisions, regardless of any law, regulation, judgment or decree now or hereafter in effect which might in any manner affect any of the terms or provisions of the obligations or cause or permit to be invoked any alteration in the time, amount or manner of payment or performance by the Borrower of any of the Obligations.

3. As security for any and all liabilities of the undersigned to you, whether now or hereafter existing, and whether arising hereunder or otherwise, undersigned hereby grants you a security interest in and a right of set-off against all money, deposit accounts, certificated or uncertificated securities or other property which has or may hereafter be deposited or left with you or your affiliates (or with any third party acting on your behalf) by or for the account or credit of undersigned, including, without limitation, that in safekeeping or in which the undersigned may have any interest, but excluding retirement plan accounts. In the event of the happening of any one or more of the following, any one of which shall constitute an event of default, to wit:
(a) the non-payment and/or non-performance of any of the Obligations; (b) the death, failure in business, dissolution or termination of existence of the Borrower or the undersigned (c) any proceeding under any bankruptcy or insolvency law is commenced by or against the Borrower or undersigned; (d) there is any seizure of, or a receiver is appointed for, any property of the Borrower or the undersigned ; or (e) any other creditor tries by legal process to take money or other property of the borrower or undersigned which is in your possession or under your control, or at any time(s) after the happening of any such event of default, any or all of the obligations shall, at your option, become (for the purposes of this guaranty) immediately due and payable by the undersigned, without demand or notice. In the event of sale or other disposition of such property, you may apply the proceeds of any such sale or disposition first to the payment of your costs in retaking, holding and preparing for sale the property, including without limitation your reasonable attorneys' fees. Undersigned shall be liable for any deficiency after such taking or sale, including without limitation a sale of accounts or chattel paper.



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4. The undersigned hereby agrees that you may at any time, or from time to time, in your sole discretion: (a) extend or change the time or manner of payment or performance of any or all of the Obligations; (b) exchange, release or surrender any or all of the collateral which secures the Obligations; and/or (c) settle or compromise with the Borrower and/or any other person(s) or corporation(s) liable thereon, any or all of the Obligations, and/or subordinate the payment of same, or any part(s) thereof, to the payment of any other debts or claims which may at any time(s) be due or owing to you and/or any other person(s) or corporation(s); all in such manner and upon such terms as you may deem proper, and without notice to or further assent from the undersigned, it being hereby agreed that the undersigned shall be and remain bound upon this guaranty, irrespective of the existence, value or condition of any collateral, and notwithstanding any such extension, change, exchange, release, surrender, settlement, compromise or subordination, and regardless of the validity, regularity or enforceability of any of the Obligations or purported Obligations or existence of any other circumstance which might otherwise constitute a defense available to the Borrower or a discharge of the Borrower.


5. The undersigned hereby waives notice of acceptance of this guaranty, and also presentment, demand, protest and notice of dishonor of any and all of the obligations, and promptness in commencing suit against any party hereto, or liable thereon, and/or in giving any notice to or of making any claim or demand hereunder upon the undersigned. No act of any kind on your part in the premises shall in any event affect or impair this guaranty, nor shall same be affected by any change which may arise by reason of the death of the undersigned, or of any partner(s) of the undersigned, or of the Borrower, or of the accession to any such partnership of any one or more new partners. The undersigned further agrees that this guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of the principal of or interest of the Obligations is rescinded or must otherwise be restored or returned by you upon the insolvency, bankruptcy or reorganization of the Borrower, or otherwise, all as though such payment had not been made.

6. This is a continuing guaranty and shall: (i) remain in full force and effect until written notice shall have been received by you from the undersigned (or the successor or legal representative of the undersigned) that has been revoked, but any such notice shall not release the undersigned from any liability as to and Obligations which may be held by you, or in which you may be held by you, or in which you may have any interest at the time of the receipt of such notice;
(ii) be binding upon the undersigned, the heirs, executors, administrators, successors and assigns of the undersigned, and shall inure to the benefit of, and be enforceable by you, your successors, transferees and assigns; and (iii) be deemed to have been made under and shall be governed by the laws of the state of California I all respects, including matters of construction, validity and performance, and it is understood and agreed that none of its terms or provisions may be waived, altered, modified or amended except in writing duly signed by you.



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7. Without  limiting  your right to bring any action or  proceeding  against the undersigned or against property of the undersigned arising out of or relating to
any   Obligation  or  this  guaranty  (an  "Action")  in  the  courts  or  other jurisdictions, the undersigned hereby irrevocably submits to the jurisdiction of any District, State or Federal court sitting in California, and the undersigned hereby irrevocably agrees that any Action may be heard an determined in such court. The undersigned hereby irrevocably waives, to the fullest extent undersigned may effectively do so, the defense of an inconvenient forum to the
maintenance  of  any  Action  in  any  jurisdiction.   The  undersigned   hereby
irrevocably agrees that the summons and complaint of any other process in any Action in any jurisdiction may be served by mailing to any of the addresses set forth below or by hand delivery to a person of suitable age and discretion at any of the addresses set forth below. Such service will be complete on the date such process is so mailed or delivered and the undersigned may respond in the manner and at the time provided by law. The undersigned may also be served in any other manner permitted by law, in which event the undersigned's time to respond shall be the time provided by law.


8. If this guaranty is executed by two or more parties, they shall be severally liable hereunder, and the word "undersigned" wherever used herein shall be construed to refer to each of such parties separately, all in the same manner and with the same effect as if each of them has signed separate instruments; and in any such case this guaranty shall not be revoked or impaired as to any one or more of such parties by the death of any of the others or by the revocation or release of any liabilities hereunder of any one or more of such other parties.

9. Both the undersigned and Citibank hereby waive all right to trial by jury in any action, proceeding or counterclaim arising or relating to any Obligation of this guaranty.

10. Anyone who signs this guaranty binds their community property, if any, as well as their sole and separate property.

If guarantor is (are) individual(s):

Signature: /s/ Jimmy Wang

Address:
535 Darrel Rd
Hillsborough, CA 94010

Signature: /s/ Mindy Wang

Address:
535 Darrel Rd
Hillsborough, CA 94010









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Account Reviews:  We may conduct reviewed of your account from time to time to determine

your continued eligibility to obtain loans. You and any guarantor of this Account agree to furnish such financial documents as we may request, including without limitation financial statements and/or the most recent federal income tax returns, each signed as appropriate by you and guarantor.

Collection Costs: You agree to pay on demand all costs and expenses for collection of amounts due on your Account (by legal proceedings or otherwise), including without limitation attorneys fees and court costs.

Security: As security for your payment and performance under this agreement and any other obligations owed to us, you grant us a security interest in all of your now owned or later acquired personal property and fixtures, including without limitation all accounts, goods, inventory, equipment, chattel paper, securities (certificated or uncertificated), documents, instruments, and general intangibles, their proceeds and products, any money or deposit accounts with or held by us, and any certificates of deposit or other collateral pledged to us in a separate agreement (all called the "Collateral"). Our security interest will be a first priority) security interest. Collateral does not include assets in IRAs, Keogh Plans or other tax-qualified retirement plans. You will promptly notify us of any change concerning the Collateral's location, or any change in your name of place(s) of business, and will provide other information concerning the Collateral which we may request. You will not grant or allow to exist any other security interest in the Collateral without our prior written consent. You will maintain insurance on the Collateral in form and amount satisfactory to us. Upon our demand, you will deliver any Collateral to us, make a payment of any obligation and/or execute any documents or perform any acts we request to protect our security interest in the Collateral. After default, at our request, you will assemble the Collateral and make it available to us at a time and place designated by us which will be reasonably convenient to you and us. In the event of sale or other disposition of any Collateral, we may apply the proceeds of any such sale or disposition first to the payment of our costs in retaking, holding and preparing for sale the Collateral, including without limitation our reasonable attorneys' fees. You shall be liable for any deficiency after such sale, including without limitation a sale of accounts or chattel paper. You agree to sign at our request and you authorize us to file at your expense any financing statements to perfect the security interest granted above.

Irregular Payments: We can accept late payments or partial payments, even though marked "payment in full," without losing any of our rights under this agreement.

Delay in Enforcement: We can delay exercising any of our rights under this agreement without losing them.

Amendment and Cancellation: We may amend the terms of this agreement, change the interest rate and method of computation, and reduce or cancel the credit available at any time, by giving you prior notice in writing. You may cancel this agreement for future loans prior to the effective date of such amendment or change. If you cancel, you must do so in writing. Of course, you will remain liable to pay your outstanding Account balance with interest and any other charges and remain subject to the other terms of this agreement until paid in full. You may not change any of the terms of this agreement without our prior written consent.



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Waiver of Jury Trial:  You and we irrevocably waive all right to trial by jury in any action arising out of this
agreement.


Governing Law: This agreement shall be governed by the laws of the State of California, except as preempted by applicable federal law.

Date:  03/05/02

Borrower (Name of Business Entity or Sole Proprietor) WORLDWIDE MANUFACTURING USA, INC.

By: /s/ Jimmy Wang
Jimmy Wang, President



































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                  SINGLE STOCKHOLDER/OFFICER CORPORATION -

                   CORPORATE DESIGNATION OF BANKING AUTHORITY


Exact Name of Corporation:
WORLDWIDE MANUFACTURING USA, INC.

Principal Business Address:

398 BEACH ROAD 2ND FLOOR
BURLINGAME, CA 94010

I,  the  undersigned,   as  President  of  the  Corporation   named  above  (the
"Corporation"), which is duly organized and existing under the laws of the State of California hereby CERTIFY:

1. That this Corporation was incorporated by filing a Certificate of Incorporation pursuant to the relevant statutory authority for the creation of single stockholder corporations;

2. That the undersigned is the owner and holder of all of the issued and outstanding stock of this Corporation entitled to vote thereon;

3. That the undersigned is the sole director of the corporation and neither the Certificate of Incorporation nor the Bylaws thereof require the election of more than one director;

4.  That the undersigned is the President of this Corporation and is the sole
 officer thereof and     there is no
one occupying the office of Secretary thereof.

Resolved:

1. That the undersigned as sole director of the Corporation hereby designates Citibank, F.S.B. as provider of banking services to the Corporation;

2.  That the undersigned as President of the Corporation is hereby authorized to
 conduct all     necessary or
desirable business with the Bank, including but not limited to the following:

a)  To open deposit accounts at the Bank;
b) To contract for any services offered by the Bank, including (without limitation) electronic account access and management services; c) To submit for deposit and/or collection for the account of the Corporation all checks, drafts, notes or other instruments for the payment of money; and the Bank is authorized to accept such instruments, whether or not endorsed by the Corporation, it being under stood that each such instrument shall be deemed to be unqualifiedly endorsed by the Corporation; d) To make deposits of currency for the account of the Corporation; e) To sign checks, drafts or other orders with respect to any funds to the credit of the Corporation, including checks, drafts or orders in favor of the undersigned, and to issue stop payment instructions with reference to any of the above;


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f) To make  withdrawals  of funds from accounts in the name of the  Corporation, and to transfer funds between such accounts, by any means authorized by the Bank, including (without limitation) a debit card, a credit card, a terminal or other electronic or telephone device;


g) To apply for credit, to borrow money with or without security and to access overdraft lines of credit. h) To sell or discount instruments, chattel paper and other contracts for the payment of money; I) To assign, transfer, pledge or otherwise hypothecate or grant a security interest in any property of the Corporation; j) To execute on behalf of the Corporation in favor of the Bank indemnities, endorsements, assignments, receipts and other documents; k) To conduct any and all other lawful business with the Bank.

3. That the President is empowered to delegate to other persons the authority to perform transactions with respect to the accounts of the Corporation, such authority being more particularly described in documents delivered to the Bank in such form as the Bank may require, and to change and revoke such delegations from time to time; that the Bank is entitled to rely upon such delegations of authority and to accept instructions from such other persons as being fully authorized by the Corporation.

IN WITNESS WHEREOF, I have this day hereunto subscribed my name and affixed the seal of the said Corporation.


(Corporate Seal)

/s/Jimmy Wang
Jimmy Wang, President

 Date: 03/05/02